UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Cyberonics, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-19806	76-0236465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cyberonics Blvd., Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 281-228-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 20, 2014, Cyberonics, Inc. (the “Company”) issued a press release announcing financial results for the second quarter ended October 24, 2014, of its fiscal year ending April 24, 2015. The Company will conduct a conference call today, November 20, 2014, at 9:00 a.m. E.T., during which the Company will discuss the financial results. Additionally, a related slide presentation will be available on the Company’s website at www.cyberonics.com no later than 9:00 a.m. E.T. today. A copy of the Company’s press release is furnished as Exhibit 99.1 on this Current Report on Form 8-K.

The information in Item 2.02 of this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to General Instruction B.2 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release of Cyberonics, Inc. dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

By: /s/ David S. Wise
Name: David S. Wise
Title: Secretary
November 20, 2014